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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
       OF CANYON RESOURCES CORPORATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, Richard H. De Voto, certify that:

         In connection with the Quarterly Report on Form 10-Q of Canyon Resources Corporation (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard H. De Voto, Chief Executive Officer of the Company, to the best of my knowledge, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

         1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /s/ Richard H. De Voto
                                            -----------------------------------
                                            Name:    Richard H. De Voto
                                            Title:   Chief Executive Officer
                                            Date:    August 14, 2002